SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
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        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) March 8, 2004


                            GENERAL ELECTRIC COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           NEW YORK                     1-35                 14-0689340
-------------------------------   ----------------  ----------------------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE  (IRS EMPLOYER IDENTIFICATION
        INCORPORATION)                 NUMBER)                 NO.)


           3135 EASTON TURNPIKE, FAIRFIELD, CONNECTICUT    06828-0001
           --------------------------------------------    ----------
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (203) 373-2211


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Item 5.  Other Events.

         On March 8, 2004, General Electric Company (the "Company") entered into an Underwriting Agreement covering the sale by the Company of 119,385,000 shares of its common stock. The common stock is registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement (Registration No. 333-110771) of the Company. The closing for the transaction occurred on March 12, 2004.

Item 7.  Financial Statements and Exhibits.

        (c)   Exhibits.

                  1 Underwriting Agreement, dated March 8, 2004, among the Company and Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc., and the other Underwriters named therein.

                  5 Opinion of Thomas J. Kim, the Company's Corporate and Securities Counsel.

                  23(a)    Consent of KPMG LLP, independent public accountants.

                  23(b) Consent of Thomas J. Kim is included in his opinion referred to in Exhibit 5 above.

                                       (2)


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          GENERAL ELECTRIC COMPANY


                                          By: /s/ Philip D. Ameen
                                             -----------------------------------
                                              Philip D. Ameen
                                              Vice President and Comptroller

Date: April 6, 2004

                                       (3)